AMENDMENT NUMBER ONE
                                          TO
                              AVONDALE INDUSTRIES, INC.
                                     PENSION PLAN




               WHEREAS, Avondale Industries, Inc., a corporation organized and existing under the laws of the State of Louisiana, adopted the Avondale Industries, Inc. Pension Plan (the "Plan") effective September 1, 1985; said Plan has been amended from time to time; said Plan was amended and restated effective January 1, 1989 and executed December 28, 1994;

               WHEREAS, Avondale Industries, Inc. reserved the right to amend the Plan by resolution of the Board of Directors;

               WHEREAS, it is desirable to amend the Plan to bring the Plan current with the law pursuant to a request for a favorable determination letter;

               NOW, THEREFORE, as authorized by Section  11.1,  the Plan is
          hereby   amended,   effective  January  1,  1989,  unless  stated
          otherwise, as follows:

                                          I.

               The third paragraph of Article I, Section 1.10 Compensation, is amended and restated to read as follows:

                    For years beginning prior to December 31, 1993, a Participant's annual Compensation taken into account under the Plan for any Plan Year shall not exceed $200,000, as adjusted from time to time in accordance with
                    Section 401(a)(17) of the Code. For years beginning on or after January 1, 1994, a Participant's annual Compensation taken into account under the Plan for any Plan Year shall not exceed $150,000, as adjusted from time to time in accordance with Section
                    401(a)(17)  of  the  Code.   Except  for  the
                    purpose of determining compensation below the
                    Plan's  integration  level   of   $6,600,  if
                    applicable, the annual Compensation limit will be allocated among the members of a family unit. For this purpose, a family unit is a Participant who is a member of the family of a 5% owner or a Highly Compensated Employee (as defined in Section 414(q) of the
                    Code) in  the  group  consisting  of  the  10
                    Highly   Compensated   Employees   paid   the
                    greatest  compensation  during the year, such
                    Participant's   spouse   and    any    lineal
                    descendants of such Participant who have not attained age 19 before the close of the year. If as a result of the application of these
                    rules  the  adjusted   $150,000   (prior   to
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                    December   31,   1993,   $200,000)  limit  is
                    exceeded then the limit will be prorated among the affected individuals determined under this section before this limit is applied.

                                         II.

               Article IV, Section 4.6(a)(iii), is amended and restated to read as follows:

                    (iii)In the case where a benefit commences prior to the Participant's Social Security Retirement Age and on or after age 62, the limitation under (ii) shall be reduced by 5/9ths of one percent for each of the first thirty-six (36) months and 5/12ths of one percent for each of the additional months (up to 24 months) by which the benefit commences before the month of the Participant's Social Security Retirement Age. If the benefit commences before the Participant's 62nd birthday, the limitation described in (ii) shall be the Actuarial Equivalent of the limitation for benefits commencing at age 62.

                                         III.

               Article IV is amended to add a new subparagraph 4.6(a)(vii) to read as follows:

                    (vii)Notwithstanding the foregoing, the benefit payable to a Participant shall not be considered to exceed the limitation under
                    (ii) if the Participant's Accrued Benefit as of December 31, 1986, exceeds that dollar limitation, but was not in violation of the requirements of Code Section 415 for 1986 and prior years.

                                         IV.

               The last sentence of Article V, Section 5.1, is amended to read as follows:

                    Notwithstanding the foregoing, no benefit shall be payable under this Section 5.1 if the Participant is not married on the date his distribution of benefits commences, or the Participant has not been legally married throughout the one-year period ending on the earlier or (i) the date as of which distribution of his benefit commences or
                    (ii) the date of the Participant's death.

                                          V.

               Article VI, Section 6.1.a. is amended by deleting the phrase "a 50% Joint and Survivor Spouse Annuity" and adding in lieu
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          thereof the following:

                    "an immediate 50% Joint and Survivor Spouse annuity"

                                         VI.

               Article VI, Section 6.5.b. is amended to add the following sentence at the end of the first paragraph:

                    The payments under a 50% Joint  and  Survivor
                    Spouse   Annuity,   will  commence  effective
                    immediately upon election by the Participant.

               EXECUTED in multiple originals in Avondale, Louisiana, this 16th day of June, 1995.


                                             AVONDALE INDUSTRIES, INC

                                             BY:  \s\ Thomas M. Kitchen
                                                  Thomas M. Kitchen,
                                                  Secretary


          \s\ Jackie H. Walker
          ATTEST


          (Corporate Seal)
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                                   ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF JEFFERSON

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did depose and state that he signed the foregoing Amendment Number One to the Avondale Industries, Inc. Pension Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.

                                             \s\ Thomas M. Kitchen
                                             Thomas M. Kitchen




          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 16 DAY
          OF June, 1995.

          \s\ A. Blomkalns
          NOTARY PUBLIC

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